EXHIBIT 99.16
                                                                   -------------

                                  DYNAGEN, INC.
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

         The following unaudited pro forma financial statements of DynaGen, Inc. for the year ended December 31, 1999 and as of and for the nine months ended September 30, 2000 were prepared by DynaGen, Inc. to illustrate the estimated effects of the sale of Superior Pharmaceutical Company and the sale of Generic Distributors, Inc., principally:

     o The effect of the sale of Superior for $6,248,875 in cash consideration including the assumption of the senior subordinated debt and settlement of approximately $3,900,000 of intercompany obligations outstanding as of September 30, 2000.

     o The effect on our statements of loss for the elimination of Superior's historical operations.

     o The effect of the sale of substantially all of the assets of Generic Distributors for estimated cash consideration of $1,200,000 and the forgiveness of our intercompany payable to Generic Distributors.

     o The effect on our statements of loss for the elimination of Generic Distributors' historical operations.

     o The payoff of our working capital line of credit, the payment of accrued interest on our senior subordinated debt and the partial payment of our warrant put liability.

         Further information and description is provided in the notes to these unaudited pro forma financial statements. To the extent these events are not reflected in the historical statements of loss of DynaGen, Inc., the unaudited pro forma statements of loss assume that these transactions occurred as of the beginning of the periods presented. To the extent these events are not reflected in the historical consolidated balance sheet, the unaudited pro forma balance sheet assumes that these transactions occurred as of September 30, 2000.

         DynaGen believes that the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to the sale of Superior and the sale of Generic Distributors. The pro forma financial statements do not purport to represent what the results of operations or financial position of DynaGen would actually have been if the sales had in fact occurred on such dates or to project the results of operations or financial position of DynaGen for any future period or date. These statements should be read in connection with, and are qualified by reference to, the consolidated financial statements of DynaGen, Inc. and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Dynagen's Form 10-K and Forms 10-Q.

                                                   DYNAGEN, INC.
                                              PRO FORMA BALANCE SHEET
                                                    (UNAUDITED)

                                                                        SEPTEMBER 30, 2000
                                          ------------------------------------------------------------------------------------
ASSETS                                       DYNAGEN          SALE OF       SALE OF GENERIC   PAYMENT OF DEBT
                                          CONSOLIDATED       SUPERIOR(1)     DISTRIBUTORS(2)  OBLIGATIONS (3)       PRO FORMA
                                          ------------      ------------      ------------      ------------      ------------
CURRENT ASSETS:
   Cash and cash equivalents              $    382,340      $  7,687,811      $  1,149,074      $ (8,762,750)     $    456,475
   Accounts receivable                       6,067,166        (5,188,594)         (563,568)             --             315,004
   Rebates receivable                          429,497          (429,497)             --                --                --
   Inventory                                 8,292,544        (5,798,918)         (813,728)             --           1,679,898
   Notes receivable                            110,000              --                --                --             110,000
   Prepaid expenses and other current
      assets                                   497,305           (41,704)          (28,401)             --             427,200
                                          ------------      ------------      ------------      ------------      ------------
            Total current assets            15,778,852        (3,770,902)         (256,623)       (8,762,750)        2,988,577
                                          ------------      ------------      ------------      ------------      ------------
   Property and equipment, net               3,824,584          (228,545)          (84,001)             --           3,512,038
                                          ------------      ------------      ------------      ------------      ------------

OTHER ASSETS:

   Customer lists, net of accumulated
       amortization                          1,698,739        (1,346,286)         (352,453)             --                --
   Deferred debt financing costs, net
       of accumulated amortization             639,119              --                --            (255,365)          383,754
   Deposits and other assets                   374,742              --              (4,038)             --             370,704
                                          ------------      ------------      ------------      ------------      ------------
            Total other assets               2,712,600        (1,346,286)         (356,491)         (255,365)          754,458
                                          ------------      ------------      ------------      ------------      ------------
                                          $ 22,316,036      $ (5,345,733)     $   (697,115)     $ (9,018,115)     $  7,255,073
                                          ============      ============      ============      ============      ============

                             SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                                                      F-2

                                                   DYNAGEN, INC.
                                              PRO FORMA BALANCE SHEET

                                                    (UNAUDITED)

                                                                              SEPTEMBER 30, 2000
                                                -----------------------------------------------------------------------------------
                                                   DYNAGEN          SALE OF       SALE OF GENERIC   PAYMENT OF DEBT
LIABILITIES AND STOCKHOLDERS' EQUITY            CONSOLIDATED       SUPERIOR(1)     DISTRIBUTORS(2)  OBLIGATIONS (3)      PRO FORMA
                                                ------------      ------------      ------------      ------------     ------------
CURRENT LIABILITIES:
   Bank overdraft                               $    284,995      $       --        $       --        $   (284,995)    $       --
   Notes payable and current portion of
     long-term debt                                8,453,130              --                --          (8,007,130)         446,000
   Accounts payable and accrued expenses           6,127,339        (3,926,576)         (333,494)          (50,625)       1,816,644
   Warrant put liability, current portion            667,667              --                --            (300,000)         367,667
   Settlement obligation, current portion             15,725           (15,725)             --                --               --
                                                ------------      ------------      ------------      ------------     ------------
            Total current liabilities             15,548,856        (3,942,301)         (333,494)       (8,642,750)       2,630,311
                                                ------------      ------------      ------------      ------------     ------------
   Warrant put liability, less current
     portion                                         395,312              --                --                --            395,312
   Long-term debt, less current portion            4,112,511        (2,248,875)             --                --          1,863,636
   Settlement obligation, less current
     portion                                         455,698          (455,698)             --                --               --
                                                ------------      ------------      ------------      ------------     ------------
             Total liabilities                    20,512,377        (6,646,874)         (333,494)       (8,642,750)       4,889,259
                                                ------------      ------------      ------------      ------------     ------------

STOCKHOLDERS' EQUITY:
   Preferred stock, $.01 par value,
       10,000,000 shares authorized, 57,850
       shares of Series A through M
       outstanding (liquidation value
       $5,784,880)                                       578              --                --                --                578
   Common stock, $.01 par value,
       125,000,000 shares authorized,
       86,261,261 shares issued and
       outstanding                                   862,612              --                --                --            862,612
   Additional paid-in capital                     63,089,896              --                --                --         63,089,896
   Accumulated deficit                           (62,149,427)        1,301,141          (363,621)         (375,365)     (61,587,272)
                                                ------------      ------------      ------------      ------------     ------------

            Total stockholders' equity             1,803,659         1,301,141          (363,621)         (375,365)       2,365,814
                                                ------------      ------------      ------------      ------------     ------------

                                                $ 22,316,036      $ (5,345,733)     $   (697,115)     $ (9,018,115)    $  7,255,073
                                                ============      ============      ============      ============     ============

                             SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                                                        F-3

                                                   DYNAGEN, INC.
                                            PRO FORMA STATEMENT OF LOSS
                                                    (UNAUDITED)

                                                              YEAR ENDED DECEMBER 31, 1999
                                   ----------------------------------------    ----------------------------------------------------
                                                                                            ELIMINATION
                                                                                            OF GENERIC
                                     DYNAGEN      ELIMINATION    PRO FORMA                  DISTRIBUTORS  PRO FORMA
                                   CONSOLIDATED  OF SUPERIOR(1) ADJUSTMENTS     PRO FORMA       (5)      ADJUSTMENTS     PRO FORMA
                                   ------------   -----------   -----------    -----------   ----------   ----------    -----------
Sales, net                         $ 29,139,553   $21,476,606   $ 3,326,141(2) $10,989,088   $5,618,282   $     --      $ 5,370,806

Cost of sales                        24,377,890    16,909,637     1,104,879(2)   8,573,132    4,540,526         --        4,032,606
                                   ------------   -----------   -----------    -----------   ----------   ----------    -----------
   Gross profit                       4,761,663     4,566,969     2,221,262      2,415,956    1,077,756         --        1,338,200
                                   ------------   -----------   -----------    -----------   ----------   ----------    -----------
Operating expenses:
   Selling, general and
     administrative                   8,912,374     3,768,664      (957,577)(3)  4,186,133    1,102,429     (145,840)(6)  2,937,864
   Research and development           1,713,416          --            --        1,713,416         --           --        1,713,416
   Loss on impairment of
      customer lists                    400,000          --        (400,000)(3)       --           --           --             --
                                   ------------   -----------   -----------    -----------   ----------   ----------    -----------
      Total operating expenses       11,025,790     3,768,664    (1,357,577)     5,899,549    1,102,429     (145,840)     4,651,280
                                   ------------   -----------   -----------    -----------   ----------   ----------    -----------
      Operating loss                 (6,264,127)      798,305     3,578,839     (3,483,593)     (24,673)     145,840     (3,313,080)
                                   ------------   -----------   -----------    -----------   ----------   ----------    -----------
Other income (expense):
    Investment income, net               23,011          --            --           23,011        7,788         --           15,223
    Interest and financing expense   (2,425,730)     (420,861)      396,562(4)  (1,608,307)     (85,391)        --       (1,522,916)
    Miscellaneous income (expense)      515,528        (3,163)         --          518,691        8,841         --          509,850
                                   ------------   -----------   -----------    -----------   ----------   ----------    -----------
      Other income (expense), net    (1,887,191)     (424,024)      396,562     (1,066,605)     (68,762)        --         (997,843)
                                   ------------   -----------   -----------    -----------   ----------   ----------    -----------
      Net loss                       (8,151,318)      374,281     3,975,401     (4,550,198)     (93,435)     145,840     (4,310,923)
 Less returns to preferred
   stockholders:
    Beneficial conversion feature     1,745,377          --            --        1,745,377         --           --        1,745,377
    Dividends paid and accrued          168,403          --            --          168,403         --           --          168,403
                                   ------------   -----------   -----------    -----------   ----------   ----------    -----------
 Net loss applicable to common
   stock                           $(10,065,098)  $   374,281   $ 3,975,401    $(6,463,978)  $  (93,435)  $  145,840    $(6,224,703)
                                   ============   ===========   ===========    ===========   ==========   ==========    ===========
 Net loss per share-basic          $      (0.20)                               $     (0.13)                             $     (0.12)
                                   ============                                ===========                              ===========
 Weighted average shares
   outstanding                       51,221,275                                 51,221,275                               51,221,275
                                   ============                                ===========                              ===========

                                  SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                                                              F-4


                                                   DYNAGEN, INC.
                                            PRO FORMA STATEMENT OF LOSS

                                                    (UNAUDITED)

                                                             NINE MONTHS ENDED SEPTEMBER 30, 2000
                                    ---------------------------------------     ---------------------------------------------------
                                                                                             ELIMINATION
                                                                                              OF GENERIC
                                      DYNAGEN     ELIMINATION    PRO FORMA                   DISTRIBUTORS PRO FORMA
                                   CONSOLIDATED  OF SUPERIOR(1) ADJUSTMENTS      PRO FORMA       (5)     ADJUSTMENTS     PRO FORMA
                                    -----------   -----------   -----------     -----------   ----------   --------     -----------
Sales, net                          $24,691,916   $20,251,080   $ 2,757,941(2)  $ 7,198,777   $3,616,779   $   --       $ 3,581,998

Cost of sales                        19,426,654    16,610,305     4,220,820(2)    7,037,169    2,956,437       --         4,080,732
                                    -----------   -----------   -----------     -----------   ----------   --------     -----------
   Gross profit (loss)                5,265,262     3,640,775    (1,462,879)        161,608      660,342       --          (498,734)
                                    -----------   -----------   -----------     -----------   ----------   --------     -----------
Operating expenses:
   Selling, general and
     administrative                   6,849,367     3,000,495      (576,981)(3)   3,271,891      778,244   (109,380)(6)   2,384,267
   Research and development           1,513,912          --            --         1,513,912         --         --         1,513,912
                                    -----------   -----------   -----------     -----------   ----------   --------     -----------
      Total operating expenses        8,363,279     3,000,495      (576,981)      4,785,803      778,244   (109,380)      3,898,179
                                    -----------   -----------   -----------     -----------   ----------   --------     -----------
      Operating loss                 (3,098,017)      640,280      (885,898)     (4,624,195)    (117,902)   109,380      (4,396,913)
                                    -----------   -----------   -----------     -----------   ----------   --------     -----------
Other income (expense):
    Investment income, net               18,068           400          --            17,668         --         --            17,668
    Interest and financing expense   (1,549,253)       (1,138)      657,812(4)     (890,303)        --       75,000(7)     (815,303)
    Miscellaneous income                784,646           780          --           783,866        5,126       --           778,740
                                    -----------   -----------   -----------     -----------   ----------   --------     -----------
      Other income (expense), net      (746,539)           42       657,812         (88,769)       5,126     75,000         (18,895)
                                    -----------   -----------   -----------     -----------   ----------   --------     -----------
      Net loss                       (3,844,556)      640,322      (228,086)     (4,712,964)    (112,776)   184,380      (4,415,808)
 Less returns to preferred
   stockholders:
    Beneficial conversion feature     1,075,476          --            --         1,075,476         --         --         1,075,476
    Dividends paid and accrued          114,619          --            --           114,619         --         --           114,619
                                    -----------   -----------   -----------     -----------   ----------   --------     -----------
 Net loss applicable to common
   stock                            $(5,034,651)  $   640,322   $  (228,086)    $(5,903,059)  $ (112,776)  $184,380     $(5,605,903)
                                    ===========   ===========   ===========     ===========   ==========   ========     ===========
 Net loss per share-basic           $     (0.07)                                $     (0.08)                            $     (0.08)
                                    ===========                                 ===========                             ===========
 Weighted average shares
   outstanding                       72,799,689                                  72,799,689                              72,799,689
                                    ===========                                 ===========                             ===========


                                  SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                                           F-5

                                  DYNAGEN, INC.
                        NOTES TO PRO FORMA BALANCE SHEET

                               SEPTEMBER 30, 2000
                                   (UNAUDITED)

1.       Sale of Superior
         Reflects the elimination of all of Superior's assets and liabilities included in the DynaGen consolidated balance sheet; the receipt of the $4,000,000 cash portion of the merger consideration; the receipt of $3,871,533 in settlement of intercompany obligations existing at September 30, 2000; the assumption of $2,248,875 of subordinated debt and the settlement obligation of $471,423 by RxBazaar.com; and the write-off of customer lists associated with Superior.

2.       Sale of Generic Distributors
         Reflects the elimination of all of Generic Distributors' assets and liabilities included in the DynaGen consolidated balance sheet; the receipt of an estimated $1,200,000 in cash consideration for the sale and the forgiveness of our intercompany payable to Generic Distributors.

3.       Payment of Debt Obligations
         Reflects the payoff of DynaGen's existing line of credit and bank overdraft with BankBoston, the write-off of the deferred financing costs associated with the line of credit, early termination fee of $120,000, payment of accrued interest totaling $50,625 on our senior subordinated debt and a $300,000 payment on our warrant put liability.

                      NOTES TO PRO FORMA STATEMENTS OF LOSS

                        YEAR ENDED DECEMBER 31, 1999 AND
                      NINE MONTHS ENDED SEPTEMBER 30, 2000

                                   (UNAUDITED)

1. To eliminate the historical results of operations reflected in the financial statements of Superior.
2. To reflect sales of Able Laboratories to Superior and associated costs which were previously eliminated in consolidation.
3. To eliminate amortization expense and impairment loss on customer lists and goodwill of Superior reflected in DynaGen's historical financial statements.
4. To eliminate interest expense on the working capital line of credit allocated to Superior, and interest expense on the senior subordinated debt ($396,562 in 1999 and $227,812 for the nine months ended September 30, 2000).
5. To eliminate the historical results of operations reflected in the financial statements of Generic Distributors.
6. To eliminate amortization expense on customer lists of Generic Distributors reflected in DynaGen's historical financial statements.
7. To eliminate interest expense on the working capital line of credit allocated to Generic Distributors.






                                      F-6